                                                                  EXHIBIT 32.02

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Fairchild Semiconductor International, Inc. (the "company") on Form 10-K for the period ended December 25, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robin A. Sawyer, Interim Principal Financial Officer of the company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the company.

/s/ Robin A. Sawyer
--------------------
Robin A. Sawyer
Vice President,
Interim Principal Financial Officer,
Corporate Controller
March 10, 2006